INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 19, 2025 TO THE PROSPECTUSES

DATED FEBRUARY 28, 2025, OF:

Invesco Ultra Short Duration ETF (GSY)

(the “Fund”)

At a meeting held on December 17, 2025, the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust approved changes to the Fund’s principal investment strategies, to be effective on or about February 23, 2026 (the “Effective Date”).

Therefore, on the Effective Date, the Fund’s Prospectuses will be revised as follows:

1.	The following information is added to the “Principal Investment Strategies” sections of the Summary Prospectus and Statutory Prospectus, and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

The Fund may invest more than 25% of its assets in the financial services sector.

The Fund can invest in derivative instruments, including futures contracts and swap contracts. The Fund can use futures contracts, including Treasury and interest rate futures, to increase or reduce its exposure to interest rate changes. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities.

2.	The following replaces similar information in the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

The Fund currently may invest up to 33% of its assets in mortgage-backed securities (“MBS”) or in other asset-backed securities (“ABS”).

3.	The following sentence is removed from the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

The Fund also may invest directly in ETFs and other investment companies that provide exposure to fixed income securities similar to those securities in which the Fund may invest directly.

4.	The following is added as a new risk and sub-risk in the “Principal Risks of Investing in the Fund” section of the Summary Prospectus, the “Summary Information – Principal Risks of Investing in the Fund” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund” section of the Statutory Prospectus:

Sector Exposure Risk. In pursuing its investment strategy, the Fund may invest to a significant degree in securities of issuers operating in a single sector. In so doing, the Fund may face more risks than if it were diversified broadly over numerous sectors. Such sector-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the sector. In addition, at times, such sector may be out of favor and underperform other sectors or the market as a whole.

Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Investors should retain this supplement for future reference.

GSY-SUMSTAT-SUP 121925